THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are in any doubt as to the action to be taken, you should seek your own financial advice immediately from your own appropriately authorized independent financial advisor.

            If you have sold or transferred all of your registered holdings of American Depositary Shares representing Ordinary Shares of Fila Holding S.p.A., please forward this document and all accompanying documents to the stockbroker, bank or other agent through whom the sale or transfer was effected, for transmission to the purchaser or transferee.

                              LETTER OF TRANSMITTAL

       to accompany American Depositary Receipts ("Fila ADRs") evidencing
      American Depositary Shares representing Ordinary Shares ("Fila ADSs")
                                       of
                              FILA HOLDING S.p.A.,
                       an Italian stock company ("Fila"),

                      tendered in connection with the Offer
                                       by
                          RCS MEDIAGROUP S.p.A. ("RCS")

 To Purchase All Outstanding Fila ADSs for cash in the amount of $1.12 (without interest) per Fila ADS tendered.

                      ------------------------------------

This Letter of Transmittal should be completed and signed in the space provided below and in the space provided on the Substitute Form W-9 below and mailed or delivered, together with your Fila ADR(s) to The Bank of New York, as Tender Agent, at one of the following addresses:

         BY MAIL:                               BY HAND OR OVERNIGHT DELIVERY:

The Bank of New York                     The Bank of New York
Tender & Exchange Department             Tender & Exchange Department - 11 West
P.O. Box 11248                           101 Barclay Street
Church Street Station                    Receive & Deliver Window - Street Level
New York, NY 10286-1248                  New York, NY 10286

FOR NOTICE OF GUARANTEED DELIVERY
(For Eligible Institutions only)
By Facsimile Transmission: (212) 815-6433

Confirmation Receipt of Facsimile by Telephone Only: (212) 815-6212

                      ------------------------------------

  Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

               THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT
        12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, SEPTEMBER 5, 2003
                            (the "Expiration Date"),
                          UNLESS THE OFFER IS EXTENDED.

-------------------------------------------------------------------------------------------------------------------------------
ITEM A:  DESCRIPTION OF Fila ADSs ENCLOSED
------------------------------------------------------------------------------- -----------------------------------------------
                                                                                         Number of Fila ADSs Enclosed
           Name(s) and Address(es) of Record Holder(s) of Fila ADSs                      (attach additional lists if
            (if blank, please fill in exactly as name(s) appear(s)                     necessary - see Instruction 13)
                             on the Fila ADR(s))
                                                                                -----------------------------------------------
                                                                                     Fila American
                                                                                  Depositary Receipt      Number of Fila ADSs
                                                                                       Number(s)          represented thereby
------------------------------------------------------------------------------- -----------------------------------------------

------------------------------------------------------------------------------- -----------------------------------------------
                                      Total Number of Fila ADSs surrendered:
------------------------------------------------------------------------------- -----------------------------------------------

|_| Check here if you hold your Fila ADSs in a Global Buy DIRECT Plan. If you hold your Fila ADSs in a Global Buy DIRECT account and you wish to tender your Fila ADSs, you will not need to deliver Fila ADSs to the Tender Agent but you will need to timely deliver a duly completed and signed Letter of Transmittal to the Tender Agent.

      If you hold Fila ADSs evidenced by Fila ADRs with the CUSIP number 316850106 (the "Old CUSIP"), you have not exchanged your Fila ADSs for new Fila ADSs issued after the two for one reverse stock split which was effective October 11, 2002. For every two Fila ADSs evidenced by a Fila ADR with the Old CUSIP (the "Old Fila ADSs"), you are entitled to one Fila ADS with the new CUSIP number 316850304 (a "New Fila ADS"). Therefore if you tender Fila ADRs representing Old Fila ADSs, you will only receive $1.12 (net), without interest, for every two Old Fila ADSs tendered.

  READ THE INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

--------------------------------------------------------------------------------
                Call the Tender Agent toll free at 1-800-507-9357
if your American Depositary Receipts evidencing your Fila ADSs have been lost or stolen (See Instruction 9) or if you hold Old ADSs and have questions.
--------------------------------------------------------------------------------

            We hereby surrender to The Bank of New York, as U.S. Tender Agent (the "Tender Agent"), subject to the terms and conditions of (i) the Offer to Purchase, dated July 28, 2003 (the "Offer to Purchase") and this Letter of Transmittal (the Offer to Purchase and this Letter of Transmittal together constituting the "Offer Materials"), the Fila American Depositary Receipts ("Fila ADRs") enclosed herewith evidencing the Fila ADSs, in exchange for cash in the amount of $1.12 per Fila ADS tendered.

            The undersigned hereby represents and warrants that the undersigned is the registered holder of the enclosed Fila ADR(s) evidencing Fila ADSs, with good title thereto and full power and authority to sell, assign and transfer the Fila ADSs evidenced by the enclosed Fila ADR(s), free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims.

            The undersigned will, upon request, execute any additional documents necessary or desirable to the Tender Agent or RCS to complete the tender of such Fila ADSs evidenced by the enclosed Fila ADR(s) for the cash offered by RCS under the terms set forth in the Offer Materials.

            The undersigned hereby irrevocably appoints the Tender Agent, as agent of the undersigned, to effect the tender of the Fila ADSs for cash in the amount of $1.12 (without interest) in accordance with the terms of the Offer Materials, and as may be required by law.

            All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

            It is understood that the undersigned will not receive the cash consideration until the Fila ADR(s) evidencing the Fila ADSs owned by the undersigned are received by the Tender Agent at the applicable address set forth above, together with such additional documents as the Tender Agent or RCS may require, and until the same are processed by the Tender Agent and accepted for purchase by RCS and until receipt by the Tender Agent of the requisite funds from RCS.

            Unless otherwise indicated below in the box entitled "Special Issuance Instructions," the undersigned requests to receive, in consideration for the Fila ADSs tendered hereby, cash in the form of a single check issued to the undersigned in the amount of $1.12 per Fila ADS tendered. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the undersigned requests that cash in the form of a check in the amount of $1.12 per Fila ADS tendered, be mailed to the undersigned at the address shown above. In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, the undersigned requests that the cash in the form of a check in the amount of $1.12 per Fila ADS tendered, be mailed to the person or entity so indicated at the address so indicated. Appropriate medallion signature guarantees by an Eligible Guarantor Institution (as defined in Instruction 2) have been included with respect to the Fila ADSs tendered for which Special Issuance Instructions for the cash consideration have been given.

---------------------------------------------------------------------------------------------------------------------
ITEM B:  SPECIAL ISSUANCE INSTRUCTIONS                        ITEM C:  SPECIAL DELIVERY INSTRUCTIONS

             (See Instructions 5, 7, and 8)                              (See Instructions 4, 7 and 8)

To be completed ONLY if the cash in the form of a check in    To be completed ONLY if the cash in the form of a
the amount of $1.12 per Fila ADS tendered is to be issued     check in the amount of $1.12 per Fila ADS tendered is
and delivered to persons other than to the record holder(s)   to be mailed to an address other than the address of
identified above.                                             the record holder(s) identified above.

Issue and Mail to:                                            Mail to:

Name(s):__________________________________________________    Name(s):  c/o________________________________________
                            (Please Print)                                             (Please Print)
Address:__________________________________________________    Address:_____________________________________________
City:_____________________________________________________    City:________________________________________________
State:________________ Zip Code:__________________________    State:_________________ Zip Code:____________________
Tax I.D. No. or Social Security No.:______________________
---------------------------------------------------------------------------------------------------------------------

                                       IMPORTANT: ALL ADS HOLDERS MUST SIGN HERE

---------------------------------------------------------------------------------------------------------------------
ITEM D:                                             SIGNATURE(S)

                                             (See Instructions 6 and 7)

                                      (Also complete Substitute Form W-9 below)

Date:____________________________________________          Area Code and Telephone No.:____________________________
Signature(s):______________________________________________________________________________________________________
     (Must be signed by record owner(s),  exactly as the name(s)  appear(s) on the Fila ADR(s) enclosed or by person(s)  authorized to become the  registered  holder(s) of the Fila ADSs evidenced by the Fila ADR(s)
     as evidenced by the endorsement transmitted herewith. If signed by a trustee,  executor,  administrator, guardian,  attorney-in-fact,  officer  of a  corporation  or  other  person  acting  in a  fiduciary  or representative capacity, the capacity of the person signing should also be indicated.)

Name(s):___________________________________________________________________________________________________________
Capacity (full title):_____________________________________________________________________________________________
Email Address:_____________________________________________________________________________________________________
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
ITEM E:                                       GUARANTEE OF SIGNATURES

                                     (If Required - See Instructions 2, 5 and 6)
Authorized Signature:______________________________________________________________________________________________
Name:______________________________________________________________________________________________________________
Title:_____________________________________________________________________________________________________________
Name of Firm:______________________________________________________________________________________________________
Address:___________________________________________________________________________________________________________
                                                                                          (Including Zip Code)
Area Code and Telephone Number:____________________________________________________________________________________
Date:______________________________________________________________________________________________________________

---------------------------------------------------------------------------------------------------------------------

            PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE THE TENDER AGENT WITH YOUR TAX IDENTIFICATION NUMBER AND
          A CERTIFICATION AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING

       TO BE COMPLETED BY TENDERING HOLDERS OF FILA ADSS (OR OTHER PAYEES)

                              (See Instruction 10)

-----------------------------------------------------------------------------------------------------------------------
                                 Payor's Name: The Bank of New York, as Tender Agent
-----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                           Part I--Taxpayer's Identification         Security Number OR Employer
Form W-9                             Number -- For all accounts, enter          Identification Number
Department of the Treasury           taxpayer identification number in the
Internal Revenue Service             box at right.  (For most individuals,     ______________________________________
Payor's Request for Taxpayer         this is your Social Security number.      (If awaiting TIN, write "Applied For")
Identification Number (TIN) and      If you do not have a number, see
Certification                        Obtaining a Number in the enclosed
                                     Guidelines.)  Certify by signing and
                                     dating below.

                                     Note:  If the account is in more than
                                     one name, see chart in the enclosed
                                     Guidelines to determine which number to
                                     give the payer.
-----------------------------------------------------------------------------------------------------------------------
                                     Part II--For Payees exempt from back-up withholding, see the enclosed Guidelines and complete as instructed therein.
-----------------------------------------------------------------------------------------------------------------------
Part III - Certification--Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2)  I am not subject to backup withholding because:  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).  (Also see instructions in the enclosed Guidelines).

_____________________________________________________           _____________________________________________________
                       Signature                                                       Date
-----------------------------------------------------------------------------------------------------------------------

                                     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                                 WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

-----------------------------------------------------------------------------------------------------------------------
                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify  under  penalties of perjury that a taxpayer  identification  number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer  identification  number to the  appropriate
Internal  Revenue  Service  Center or Social  Security  Administration  Office or (b) I intend to mail or  deliver  an application  in the near future.  I understand  that,  notwithstanding  the  information I provided in Part III of the
Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer  Identification Number),
all reportable  payments made to me thereafter will be subject to the applicable  percentage of backup withholding tax until I provide a properly certified taxpayer identification number.

_____________________________________________________           _____________________________________________________
                       Signature                                                       Date
-----------------------------------------------------------------------------------------------------------------------

Note: Failure to complete and return this Substitute Form W-9 may subject you to applicable Federal income tax withholding on any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

Specific Instructions

Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

      If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

      Sole proprietor. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

      Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

      Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Part I-Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.

      If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number
(ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

      If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

      If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or "pre-LLC" EIN, if desired). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.

Note: See the chart on this page for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.

      If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing "Applied For" means that you have already applied for a Tin or that you intend to apply for one soon.

Part II-For U.S. Payees Exempt From Backup Withholding

Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requestor of Form W-9.

      If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "Exempt" in Part II, and sign and date the form.

      If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

Part III-Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

      For a joint account, only the person whose TIN is shown in Part I should sign (when required).

      1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

      2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

      3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

      4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

      5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified state tuition program payments, IRA or MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws.

      You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply

What Name and Number To
Give the Requestor

=======================================================
For this type of account:     Give name and SSN of:
-------------------------------------------------------
1.  Individual                The individual

2.  Two or more               The actual owner of
    individuals (joint        the account or, if
    account)                  combined funds, the
                              first individual on
                              the account(1)

3.  Custodian account of      The minor(2)
    a minor (Uniform
    Gift to Minors Act)

4.  a. The usual revocable    The grantor-trustee(1)
       savings trust
       (grantor is also
       trustee)

    b. So-called trust        The actual owner(1)
       account that is not
       a legal or valid
       trust under state
       law

5.  Sole proprietorship       The owner(3)
=======================================================
For this type of account:     Give name and EIN of:
-------------------------------------------------------
6.  Sole proprietorship       The owner(3)

7.  A valid trust,            Legal entity(4)
    estate, or pension
    trust

8.  Corporate                 The corporation

9.  Association, club,        The organization
    religious,
    charitable,
    educational, or other
    tax-exempt
    organization

10. Partnership               The partnership

11. A broker or               The broker or nominee
    registered nominee

12. Account with the          The public entity
    Department of
    Agriculture in the
    name of a public
    entity (such as a
    state or local
    government, school
    district, or prison)
    that receives
    agricultural program
    payments
-------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                                  Instructions

1. How to Tender Your Fila ADSs evidenced by Fila ADR(s) in the Offer. To tender your Fila ADSs in the Offer, you must deliver this Letter of Transmittal, properly completed and duly executed, with signature guarantees by an Eligible Guarantor Institution, if applicable, together with your Fila ADR(s), to The Bank of New York, in its capacity as U.S. Tender Agent, at the applicable address located on the front of this Letter of Transmittal. If you hold your Fila ADSs in a Global Buy DIRECT Plan account, please check the appropriate box above.

2. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder of the Fila ADSs evidenced by Fila ADR(s) surrendered herewith (unless such holder has completed the box entitled "Special Issuance Instructions") or (b) the Fila ADSs evidenced by Fila ADR(s) are surrendered for the account of an Eligible Guarantor Institution which is a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each of the foregoing being an "Eligible Guarantor Institution"). In all other cases, all signatures on this Letter of Transmittal must be medallion guaranteed by an Eligible Guarantor Institution. See Instructions 5 and 6.

3. Delivery of Letter of Transmittal and Fila ADR(s). Do not send your Fila ADR(s) directly to Fila or to RCS. The Fila ADSs evidenced by Fila ADR(s), together with a properly completed and duly executed and dated Letter of Transmittal and any other documents required by this Letter of Transmittal should be delivered to the Tender Agent at one of the addresses set forth on the front of this Letter of Transmittal. If you hold your Fila ADSs in a Global Buy DIRECT Plan account, your Fila ADSs are held in book-entry form and you do not, in order to validly tender, need to surrender a Fila ADR with this Letter of Transmittal (but you do need to check the applicable box above).

      The method of delivery of the Fila ADR(s) and any other required documents is at the election and risk of the owner. However, if the Fila ADR(s) are sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested. Risk of loss and title of the Fila ADSs evidenced by Fila ADR(s) shall pass only upon proper delivery of the Fila ADR(s) to the Tender Agent.

      All questions as to validity, form and eligibility of any Fila ADR delivered hereunder will be determined by RCS (which may delegate power in whole or in part to the Tender Agent) and such determination shall be final and binding. RCS reserves the right to waive any irregularities or defects in the tender of any Fila ADSs evidenced by Fila ADR(s). A tender of Fila ADSs will not be deemed to have been validly made until all irregularities have been cured or waived.

4. Special Delivery Instructions. If the cash in the form of a check for $1.12 per Fila ADS is to be issued in the name of the registered holder of the Fila ADSs evidenced by Fila ADR(s) surrendered with this Letter of Transmittal but is to be mailed to an address different from the address set forth in Item A of this Letter of Transmittal, please complete Item C of this Letter of Transmittal ("Special Delivery Instructions").

5. Special Issuance Instructions. If the check is to be issued in the name(s) of (a) person(s) other than the registered holder(s) of the Fila ADSs evidenced by the Fila ADR(s) surrendered with this Letter of Transmittal, Item B ("Special Issuance Instructions") must be duly completed, the Fila ADR(s) must be properly endorsed or be accompanied by an appropriate instrument(s) of transfer, properly executed by the registered holder(s), and the signature(s) to the endorsement and on the instrument of transfer must be guaranteed in Item E of this Letter of Transmittal (Guarantee of Signature) by an Eligible Guarantor Institution.

6. Signature by Holder's Representative or by Transferee. If you sign this Letter of Transmittal in a representative capacity (i.e., as an executor, administrator, trustee, guardian, attorney, officer of a corporation or other person acting in a representative capacity), you must enclose with the Letter of Transmittal evidence, satisfactory to the Tender Agent and RCS, of your authority to sign this Letter of Transmittal on behalf of the registered holder. If this Letter of Transmittal is signed in Item D by
      (a) person(s) other than the registered holder(s) or (a) person(s) representing the registered holder(s), the Fila ADR(s) must be properly endorsed, or be accompanied by appropriate instrument(s) of transfer, properly executed by the registered owner(s), and signature(s) to the endorsement and on the instrument of transfer must be guaranteed in Item E ("Guarantee of Signature") by an Eligible Guarantor Institution.

7. Joint Holders or Multiple Holders of Fila ADR(s). If Fila ADSs evidenced by Fila ADR(s) are surrendered by joint holders or owners, all such persons must sign the Letter of Transmittal in Item D and any schedule prepared in accordance with Instruction 13. If Fila ADSs evidenced by Fila ADR(s) are registered in multiple names or forms of ownership, separate Letters of Transmittal must be completed, signed and returned for each different registration.

8. Stock Transfer Taxes. It is not anticipated that any transfer taxes will be payable in connection with the sale or transfer of Fila ADSs to RCS if the Fila ADSs have been validly tendered by registered holder thereof. If, however, the cash payment is to be issued to a person other than the registered holder of the Fila ADSs that were tendered, the person signing in Item D of the Letter of Transmittal will need to (i) pay to the Tender Agent any transfer or other taxes required by reason of the issuance and delivery of the cash payment to a person other than the registered holder of the Fila ADSs tendered, or (ii) establish, to the satisfaction of the Tender Agent, that such taxes have been paid or are not applicable.

9. Lost, Stolen or Destroyed Fila ADR(s). If your Fila ADR(s) has/have been lost, stolen or destroyed, please call the Tender Agent toll free at 1-800-507-9357.

10. Purpose of Substitute Form W-9. Each registered holder of the Fila ADSs evidenced by Fila ADR(s) or (if Item B is completed) each person whose name appears in Item B of this Letter of Transmittal is required to notify the Tender Agent of such holder's or other person's correct taxpayer identification number (which is either the Social Security Number or the Employer Identification Number) by completing the Substitute Form W-9 certifying that (i) the taxpayer identification number provided in the Substitute Form W-9 is correct (or that each holder or other person is awaiting a taxpayer identification number); (ii) each holder or person completing the Substitute Form W-9 either (a) is exempt from backup withholding, or (b) has not been notified by the Internal Revenue Service that such holder or other person is subject to backup withholding as a result of failure to report all interest and dividends, or (c) has been notified by the Internal Revenue Service that the holder or the other person completing the Substitute Form W-9 is no longer subject to backup withholding; and (iii) each holder or person completing the Substitute Form W-9 is a U.S person (including a U.S. resident alien). If the holder or other person completing the Substitute Form W-9 is instead subject to backup withholding, such holder or other person must cross out Item 2 in
      Part III of the certifications before signing the Substitute Form W-9. Failure to provide the information requested on Substitute Form W-9 may subject the holder or other person completing the Substitute Form W-9 to applicable Federal income tax withholding on any payments made in connection with the surrendered Fila ADSs. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

11. Questions and Additional Copies. All questions regarding the appropriate procedures for tendering your Fila ADSs should be directed by telephone to the Georgeson Shareholder Communications Inc., the Information Agent at
      (212) 440-9800 or (877) 668-1640 or in writing to the Tender Agent at one of the addresses set forth in this Letter of Transmittal.

12. Single Check. Unless otherwise indicated in Item C "Special Issuance Instructions", subject to the terms of the Offer, a single check in the amount of $1.12 per Fila ADS tendered will be issued to you in exchange for all Fila ADSs evidenced by the Fila ADR(s) you tendered with this Letter of Transmittal.

13. Insufficient Space. If the space provided under Items A, B or C is inadequate, you may list the required information on a separate schedule attached to this Letter of Transmittal, which must be signed by the same person(s) signing in Item D.

14. Guaranteed Delivery Procedures. If a holder of Fila ADSs desires to tender Fila ADSs pursuant to the Offer and the Fila ADR(s) are not immediately available or such holder cannot deliver the Fila ADSs and all of the required documents prior to the Expiration Date or such holder cannot complete procedures for delivery by book-entry transfer on a timely basis, those Fila ADSs may nevertheless be tendered in accordance with certain procedures (the "Guaranteed Delivery Procedures") established by the Tender Agent and RCS. As part of the Guaranteed Delivery Procedures, the Tender Agent will require such holders to deliver, prior to the Expiration Date a Notice of Guaranteed Delivery, substantially in the form provided herewith, guaranteed by an Eligible Guarantor Institution, to the Tender Agent and validly tender the Fila ADSs to the Tender Agent within three
      (3) trading days on The New York Stock Exchange after the date of delivery of the Notice of Guaranteed Delivery to the Tender Agent.

15. Procedures for Withdrawal. Tendering holders of Fila ADSs evidenced by Fila ADR(s) may withdraw all or part of the Fila ADSs tendered by delivering a signed notice of withdrawal, guaranteed by an Eligible Guarantor Institution, to the Tender Agent, at the applicable address set forth above, prior to the Expiration Date. Any notice of withdrawal must specify the name, address and Tax Identification Number of the person who tendered the Fila ADSs to be withdrawn, the number of Fila ADSs to be withdrawn and the name of the registered holders of such Fila ADSs, if different from that of the person who tendered such Fila ADSs. If Fila ADRs evidencing Fila ADSs to such Fila ADRs, the serial numbers shown on such Fila ADRs must be submitted to the Tender Agent.

                            IMPORTANT TAX INFORMATION

            Under the U.S. federal income tax law, a holder whose Fila ADSs evidenced by Fila ADR(s) are surrendered for payment (or any other payee) is required by law to provide the Tender Agent (as payer) with the holder's (or other payee's) correct Taxpayer Identification Number "TIN" on Substitute Form W-9. If the holder or other payee is an individual, the TIN is the holder's or other payee's social security number. If the Tender Agent is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder or other payee with respect to Fila ADSs evidenced by Fila ADR(s) surrendered for payment may be subject to applicable backup withholding.

            Some holders, including, among others, all corporations and some foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement on Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to the individual's exempt status. Forms of such statements can be obtained from the Tender Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

            If backup withholding applies, the Tender Agent is required to withhold the applicable percentage of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the amount of tax withheld will be a credit against the tax liability of persons subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

            For a U.S. person (other than a Corporation), to avoid backup withholding on payments that are made to a holder or other payee with respect to any Fila ADSs evidenced by Fila ADR(s) surrendered for payment, the holder or other payee is required to notify the Tender Agent of the holder's correct TIN (or the TIN of any other payee) by completing the form certifying that the TIN provided on Substitute Form W-9 is correct, or that the holder or other payee is awaiting a TIN, and that (1) the holder or other payee is exempt from backup withholding, (2) the holder or other payee has not been notified by the Internal Revenue Service that the holder or other payee is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder or other payee that the holder or other payee is no longer subject to backup withholding and the holder or other payee is a U.S. person (including a U.S. resident alien).

What Number to Give the Tender Agent

            The holder (or other payee) is required to give the Tender Agent the social security number or employer identification number of the record holder (or any other payee) of Fila ADSs evidenced by Fila ADR(s) surrendered with this document. If Fila ADR(s) are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the surrendering holder (or other payee) has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder (or other payee) should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Tender Agent is not provided with a TIN by the time of payment, the Tender Agent will withhold the applicable percentage of backup withholding of all payments to that holder (or other payee) until a properly certified TIN is provided to the Tender Agent.

                     THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                          17 STATE STREET - 10TH FLOOR
                               NEW YORK, NY 10004

                          (212) 440-9800 (CALL COLLECT)

                                       or

                         CALL TOLL FREE: (877) 668-1640